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                                 EXHIBIT 10(a1)

                                Change of control

    The following executives are covered by this change of control agreement:

                                  Ralph F. Hake
                                 Steven H. Wood
                                Roger K. Scholten
                                 Jon O. Nicholas
                                   Ernest Park
                                Thomas J. Piersa
                                 William L. Beer
                                James R. Caldwell
                                 Keith G. Minton
                               Thomas A. Briatico
                                Robert C. Breese

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                               MAYTAG CORPORATION

                           CHANGE OF CONTROL AGREEMENT

AGREEMENT, dated as of the 1st day of April, 2002, (this "Agreement"), by and between Maytag Corporation, a Delaware corporation (the "Company"), and [ ] (the "Executive").

WHEREAS, the Board of Directors of the Company (the "Board"), has determined that it is in the best interests of the Company and its shareholders to assure that the Company will have the continued dedication of the Executive, notwithstanding the possibility, threat or occurrence of a Change of Control (as defined herein). The Board believes it is imperative to diminish the inevitable distraction of the Executive by virtue of the personal uncertainties and risks created by a pending or threatened Change of Control and to encourage the Executive's full attention and dedication to the current Company and in the event of any threatened or pending Change of Control, and to provide the Executive with compensation and benefits arrangements upon a Change of Control that ensure that the compensation and benefits expectations of the Executive will be satisfied and that are competitive with those of other corporations. Therefore, in order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

                 NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

     Section 1. Certain Definitions. (a) "Effective Date" means the first date during the Change of Control Period (as defined herein) on which a Change of Control occurs. Notwithstanding anything in this Agreement to the contrary, if a Change of Control occurs and if the Executive's employment with the Company is terminated prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Executive that such termination of employment (1) was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or (2) otherwise arose in connection with or anticipation of a Change of Control, then "Effective Date" means the date immediately prior to the date of such termination of employment.

     (b) "Change of Control Period" means the period commencing on the date hereof and ending on the third anniversary of the date hereof; provided, however, that, commencing on the date one year after the date hereof, and on each annual anniversary of such date (such date and each annual anniversary thereof, the "Renewal Date"), unless previously terminated, the Change of Control Period shall be automatically extended so as to terminate three years from such Renewal Date, unless, at least 60 days prior to the Renewal Date, the Company shall give notice to the Executive that the Change of Control Period shall not be so extended.

     (c) "Affiliated Company" means any company controlled by, controlling or under common control with the Company.

     (d) "Change of Control" means: (1) The acquisition by any individual, entity or group

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(within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange
Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this Section 1(d), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company,
(iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliated Company or (iv) any acquisition by any corporation pursuant to a transaction that complies with Sections 1(d)(3)(A), 1(d)(3)(B) and 1(d)(3)(C).

     (2) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

     (3) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a

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majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

     (4) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     Section 2. Employment Period. The Company hereby agrees to continue the Executive in its employ, subject to the terms and conditions of this Agreement, for the period commencing on the Effective Date and ending on the third anniversary of the Effective Date (the "Employment Period"). The Employment Period shall terminate upon the Executive's termination of employment for any reason.

     Section 3. Terms of Employment. (a) Position and Duties. (1) During the Employment Period, (A) the Executive's position (including status, offices, titles and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned at any time during the 120-day period immediately preceding the Effective Date and (B) the Executive's services shall be performed at the office where the Executive was employed immediately preceding the Effective Date or at any other location less than 35 miles from such office.

     (2) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period, it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage personal investments, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that, to the extent that any such activities have been conducted by the Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

     (b) Compensation. (1) Base Salary. During the Employment Period, the Executive shall receive an annual base salary (the "Annual Base Salary") at an annual rate at least equal to the highest annual rate in effect for the 12-month period immediately preceding the month in which the Effective Date occurs. The Annual Base Salary shall be paid at such intervals as the Company pays executive salaries generally. During the Employment Period, the Annual Base Salary shall be reviewed at least annually, beginning no more than 12 months after the last salary increase awarded to the Executive prior to the Effective Date. Any increase in the

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Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. The Annual Base Salary shall not be reduced after any such increase and the term "Annual Base Salary" shall refer to the Annual Base Salary as so increased.

     (2) Annual Bonus. In addition to the Annual Base Salary, the Executive shall be awarded, for each fiscal year ending during the Employment Period, an annual bonus (the "Annual Bonus") in cash at least equal to the Executive's target annual bonus under the Company's annual Incentive Compensation Plan, or any comparable bonus under any predecessor or successor plan, at the highest target rate in effect for the 12-month period immediately preceding the month in which the Effective Date occurs (the "Pre-Change Target Annual Bonus"). Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded, unless the Executive shall elect to defer the receipt of such Annual Bonus.

     (3) Long-Term Cash Incentives. The Executive shall also be awarded, for each fiscal year ending during the Employment Period, a long-term cash incentive (the "Long-Term Cash Incentive") in cash at least equal to (i) the Executive's target long-term cash incentive under the Company's three-year Performance Incentive Award Plan, or any comparable bonus under any predecessor or successor plan, at the highest target rate in effect for the 12-month period immediately preceding the month in which the Effective Date occurs (the "Pre-Change Target Long-Term Incentive") less (ii) the amount (if any) of the long-term cash incentive that is paid to the Executive as a result of or in connection with the Change in Control pursuant to an award with respect to the three-year period that includes such fiscal year (each such amount, a "Change of Control Long-Term Payout"). Each such Long-Term Cash Incentive shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded.

     (4) Incentive, Savings and Retirement Plans. During the Employment Period, the Executive shall be entitled to participate in all cash incentive, equity incentive, savings and retirement plans, practices, policies, and programs applicable generally to other peer executives of the Company and the Affiliated Companies, but in no event shall such plans, practices, policies and programs provide the Executive with incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and the Affiliated Companies for the Executive under such plans, practices, policies and programs as in effect at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Company and the Affiliated Companies.

     (5) Welfare Benefit Plans. During the Employment Period, the Executive and/or the Executive's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company and the Affiliated Companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of the Company and the Affiliated Companies, but in no event shall such plans, practices, policies and programs provide the Executive with benefits that are less favorable, in the aggregate, than the most favorable of such plans, practices, policies and programs in effect for the Executive at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Company and the Affiliated Companies.

     (6) Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of the Company and the Affiliated Companies in effect for the Executive at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and the Affiliated Companies.

     (7) Fringe Benefits. During the Employment Period, the Executive shall be entitled to fringe benefits, including, without limitation, tax and financial planning services and executive life insurance, in accordance with the most favorable plans, practices, programs and policies of the Company and the Affiliated Companies in effect for the Executive at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and the Affiliated Companies.

     (8) Office and Support Staff. During the Employment Period, the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to exclusive personal secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Executive by the Company and the Affiliated Companies at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive, as provided generally at any time thereafter with respect to other peer executives of the Company and the Affiliated Companies.

     (9) Vacation. During the Employment Period, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company and the Affiliated Companies as in effect for the Executive at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and the Affiliated Companies.

     Section 4. Termination of Employment. (a) Death or Disability. The Executive's employment shall terminate automatically if the Executive dies during the Employment Period. If the Company determines in good faith that the Disability (as defined herein) of the Executive has occurred during the Employment Period (pursuant to the definition of "Disability"), it may give to the Executive written notice in accordance with

Section 11(b) of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. "Disability" means the absence of the Executive from the Executive's duties with the Company on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness that is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative.

     (b) Cause. The Company may terminate the Executive's employment during the Employment Period for Cause. "Cause" means:

     (1) the willful and continued failure of the Executive to perform substantially the Executive's duties (as contemplated by Section 3(a)(1)(A)) with the Company or any Affiliated Company (other than any such failure resulting from incapacity due to physical or mental illness or following the Executive's delivery of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to the Executive by the Board or the Chief Executive Officer of the Company that specifically identifies the manner in which the Board or the Chief Executive Officer of the Company believes that the Executive has not substantially performed the Executive's duties, or

     (2) the willful engaging by the Executive in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company.

For purposes of this Section 4(b), no act, or failure to act, on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer of the Company or a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board (excluding the Executive, if the Executive is a member of the Board) at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel for the Executive, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in Section 4(b)(1) or 4(b)(2), and specifying the particulars thereof in detail.

     (c) Good Reason. The Executive's employment may be terminated by the Executive for Good Reason or by the Executive voluntarily without Good Reason. "Good Reason" means:

     (1) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 3(a), or any other diminution in such position, authority, duties or responsibilities (whether or not occurring solely as a result of the Company's ceasing to be a publicly traded entity), excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by the Executive;

     (2) any failure by the Company to comply with any of the provisions of
Section 3(b), other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by the Executive;

     (3) the Company's requiring the Executive (i) to be based at any office or location other than as provided in Section 3(a)(1)(B), (ii) to be based at a location other than the principal executive offices of the Company if the Executive was employed at such location immediately preceding the Effective Date, or (iii) to travel on Company business to a substantially greater extent than required immediately prior to the Effective Date;

     (4) any purported termination by the Company of the Executive's employment otherwise than as expressly permitted by this Agreement; or

     (5) any failure by the Company to comply with and satisfy Section 11(c).

For purposes of this Section 4(c), any good faith determination of Good Reason made by the Executive shall be conclusive. The Executive's mental or physical incapacity following the occurrence of an event described above in clauses (1) through (5) shall not affect the Executive's ability to terminate employment for Good Reason.

     (d) Notice of Termination. Any termination by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 11(b). "Notice of Termination" means a written notice that (1) indicates the specific termination provision in this Agreement relied upon, (2) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated, and (3) if the Date of Termination (as defined herein) is other than the date of receipt of such notice, specifies the Date of Termination (which Date of Termination shall be not more than 30 days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance that contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, hereunder or preclude the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's respective rights hereunder. The Notice of Termination should be communicated to the other party within 90 days of the event that gives rise to Cause (for the Company) or Good Reason (for the Executive).

     (e) Date of Termination. "Date of Termination" means (1) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of

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receipt of the Notice of Termination or any later date specified in the Notice of Termination, (which date shall not be more than 30 days after the giving of such notice), as the case may be, (2) if the Executive's employment is terminated by the Company other than for Cause or Disability, the Date of Termination shall be the date on which the Company notifies the Executive of such termination, and (3) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

     Section 5. Obligations of the Company upon Termination. (a) Good Reason; Other Than for Cause, Death or Disability. If, during the Employment Period, the Company terminates the Executive's employment other than for Cause or Disability or the Executive terminates employment for Good Reason, the Company shall provide the payments and benefits described below:

     (1) The Company shall pay to the Executive, in a lump sum in cash within 30 days after the Date of Termination, the aggregate of the following amounts:

     (A) the sum of (i) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid, (ii) an amount equal to Annual Bonus Amount (as defined below) times a fraction, the numerator of which is the number of days in the year in which the Date of Termination occurs (the "Termination Year") that precede the Date of Termination and the denominator of which is the total number of days in the Termination Year, (iii) with respect to each three-year period within which the Date of Termination occurs for which the Executive is entitled to receive a Long-Term Cash Incentive, the excess of (A) the Long Term Cash Incentive Amount (as defined below) times a fraction the numerator of which is the number of days in such three-year period that precede the Date of Termination and the denominator of which is the total number of days in that three-year period, over (B) the amount of the Change of Control Long-Term Payout, if any, received by the Executive with respect to an award for such three-year period, (iv) all compensation previously deferred by the Executive (together with any accrued interest or earnings thereon), and (v) any accrued vacation pay, in each case, to the extent not theretofore paid (the sum of the amounts described in subclauses (i), (ii), (iii), (iv) and (v), the "Accrued Obligations"); with the Annual Bonus Amount being equal to the highest of (I) the Pre-Change Target Annual Bonus, (II) the highest target annual bonus amount for the Executive established after the Effective Date (if any), and
(III) if the Date of Termination occurs after a quarterly forecast for the Termination Year has been reported to the Board, the amount of the Annual Bonus that the Executive would have been entitled to receive for the Termination Year, if the Executive's employment had not terminated and the performance shown in the latest such forecast were achieved; and the Long-Term Cash Incentive Amount being equal to the higher of (I) the Pre-Change Target Long-Term Cash Incentive, and (II) the highest target long-term bonus amount for the Executive established after the Effective Date (if any); and

     (B) the amount equal to three times the sum of (i) the Executive's Annual Base Salary, (ii) the higher of (I) the Pre-Change Target Annual Bonus and (II) the highest target annual bonus amount for the Executive established after the Effective Date (if any), and (iii) the Long

Term Cash Incentive Amount;

     (2) The Executive shall be paid a monthly retirement benefit (the "Retirement Benefit"), in addition to any benefits to which the Executive is entitled under the qualified and nonqualified defined benefit pension plans maintained by the Company or any of its subsidiaries (including without limitation The Maytag Corporation Employees Retirement Plan and any Supplemental Executive Retirement Plan) (collectively, the "Pension Plans"), commencing upon the first to occur of (A) the commencement of payment of benefits to the Executive under the Maytag Corporation Employees Retirement Plan (or any other qualified defined benefit pension plan in which the Executive participates), or
(B) the Executive's attainment of age 65, but in no event commencing before the third anniversary of the Date of Termination or the Executive's attainment of age 65, whichever occurs first. The amount of the Retirement Benefit for each month shall be the excess of (I) the aggregate monthly retirement benefit under the Pension Plans to which the Executive would have been entitled, had the Executive remained employed by the Company or its Subsidiaries for three years after the Date of Termination, with annual compensation equal to the Executive's Annual Base Salary plus the Pre-Change Target Annual Bonus, over (II) the aggregate monthly retirement benefit under the Pension Plans that the Executive is actually receiving. The source of payment of the Retirement Benefit shall be the general assets of the Company, unless the payment of such amounts is otherwise permissible from a trust funding a qualified Pension Plan without violating any applicable law or regulation or causing the disqualification of such Pension Plan.

     (3) For three years after the Executive's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Executive and/or the Executive's family at least equal to those that would have been provided to them in accordance with the plans, programs, practices and policies described in
Section 3(b)(4) if the Executive's employment had not been terminated or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and the Affiliated Companies and their families, provided, however, that, if the Executive becomes reemployed with another employer and is eligible to receive such benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan, and such other benefits shall not be provided by the Company, during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until three years after the Date of Termination and to have retired on the last day of such period;

     (4) the Company shall, at its sole expense as incurred, provide the Executive with outplacement services the scope and provider of which shall be selected by the Executive in the Executive's sole discretion provided, that the cost of such outplacement shall not exceed 25% of the Executive's Annual Base Salary; and

     (5) to the extent not theretofore paid or provided, the Company shall timely pay or provide to the Executive any Other Benefits (as defined in Section
6).

     (b) Death. If the Executive's employment is terminated by reason of the Executive's death during the Employment Period, the Company shall provide the Executive's estate or beneficiaries with the Accrued Obligations and the timely payment or delivery of the Other Benefits, and shall have no other severance obligations under this Agreement. The Accrued Obligations shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination. With respect to the provision of the Other Benefits, the term "Other Benefits" as utilized in this Section 5(b) shall include, without limitation, and the Executive's estate and/or beneficiaries shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company and the Affiliated Companies to the estates and beneficiaries of peer executives of the Company and the Affiliated Companies under such plans, programs, practices and policies relating to death benefits, if any, as in effect with respect to other peer executives and their beneficiaries at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive's estate and/or the Executive's beneficiaries, as in effect on the date of the Executive's death with respect to other peer executives of the Company and the Affiliated Companies and their beneficiaries.

     (c) Disability. If the Executive's employment is terminated by reason of the Executive's Disability during the Employment Period, the Company shall provide the Executive with the Accrued Obligations and the timely payment or delivery of the Other Benefits, and shall have no other severance obligations under this Agreement. The Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination. With respect to the provision of the Other Benefits, the term "Other Benefits" as utilized in this Section 6(c) shall include, and the Executive shall be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable of those generally provided by the Company and the Affiliated Companies to disabled executives and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, as in effect generally with respect to other peer executives and their families at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive and/or the Executive's family, as in effect at any time thereafter generally with respect to other peer executives of the Company and the Affiliated Companies and their families.

     (d) Cause; Other Than for Good Reason. If the Executive's employment is terminated for Cause during the Employment Period, the Company shall provide to the Executive (1) the Executive's Annual Base Salary through the Date of Termination, (2) the amount of any compensation previously deferred by the Executive, and (3) the Other Benefits, in each case, to the extent theretofore unpaid, and shall have no other severance obligations under this Agreement. If the Executive voluntarily terminates employment during the Employment Period, excluding a termination for Good Reason, the Company shall provide to the Executive the Accrued Obligations and the timely payment or delivery of the Other Benefits, and shall have no other severance obligations under this Agreement. In such case, all the Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination.

     Section 6. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or the Affiliated Companies and for which the Executive may qualify, nor, subject to Section 12(f), shall anything herein limit or otherwise affect such rights as the Executive may have under any other contract or agreement with the Company or the Affiliated Companies. Amounts that are vested benefits or that the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any other contract or agreement with the Company or the Affiliated Companies at or subsequent to the Date of Termination ("Other Benefits") shall be payable in accordance with such plan, policy, practice or program or contract or agreement, except as explicitly modified by this Agreement. Notwithstanding the foregoing, if the Executive receives payments and benefits pursuant to Section 5(a) of this Agreement, the Executive shall not be entitled to any severance pay or benefits under any severance plan, program or policy of the Company and the Affiliated Companies, unless otherwise specifically provided therein in a specific reference to this Agreement.

     Section 7. Full Settlement. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense, or other claim, right or action that the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement, and such amounts shall not be reduced whether or not the Executive obtains other employment. The Company agrees to pay as incurred (within 10 days following the Company's receipt of an invoice from the Executive), to the full extent permitted by law, all legal fees and expenses that the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus, in each case, interest on any delayed payment at the applicable federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

     Section 8. Certain Additional Payments by the Company.

     (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any Payment would be subject to the Excise Tax, then the Executive shall be entitled to receive an additional payment (the "Gross-Up Payment") in an amount such that, after payment by the Executive of all taxes (and any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. Notwithstanding the foregoing provisions of this Section 8(a), if it shall be determined that the Executive is entitled to the Gross-Up Payment, but that the Parachute Value of all Payments does not exceed 110% of the Safe Harbor

Amount, then no Gross-Up Payment shall be made to the Executive and the amounts payable under this Agreement shall be reduced so that the Parachute Value of all Payments, in the aggregate, equals the Safe Harbor Amount. The reduction of the amounts payable hereunder, if applicable, shall be made by first reducing the payments under Section 5(a)(i)(B), unless an alternative method of reduction is elected by the Executive, and in any event shall be made in such a manner as to maximize the Value of all Payments actually made to the Executive. For purposes of reducing the Payments to the Safe Harbor Amount, only amounts payable under this Agreement (and no other Payments) shall be reduced. If the reduction of the amount payable under this Agreement would not result in a reduction of the Parachute Value of all Payments to the Safe Harbor Amount, no amounts payable under the Agreement shall be reduced pursuant to this Section 8(a). The Company's obligation to make Gross-Up Payments under this Section 8 shall not be conditioned upon the Executive's termination of employment.

     (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-Up Payment is required, the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the accounting firm of the Corporation (the "Accounting Firm"). The Accounting Firm shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment or such earlier time as is requested by the Company. All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Executive within 5 days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments that will not have been made by the Company should have been made (the "Underpayment"), consistent with the calculations required to be made hereunder. In the event the Company exhausts its remedies pursuant to Section 8(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

     (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable, but no later than 10 business days after the Executive is informed in writing of such claim. The Executive shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which the Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that the Company desires to contest such claim, the Executive shall:

          (1) give the Company any information reasonably requested by the Company relating to such claim,

          (2) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

          (3) cooperate with the Company in good faith in order effectively to contest such claim, and

          (4) permit the Company to participate in any proceedings relating to such claim; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest, and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this
Section 8(c), the Company shall control all proceedings taken in connection with such contest, and, at its sole discretion, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the applicable taxing authority in respect of such claim and may, at its sole discretion, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that, if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis, and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties) imposed with respect to such advance or with respect to any imputed income in connection with such advance; and provided, further, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which the Gross-Up Payment would be payable hereunder, and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

     (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 8(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 8(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

     (e) Notwithstanding any other provision of this Section 8, the Company may, in its sole discretion, withhold and pay over to the Internal Revenue Service or any other applicable taxing authority, for the benefit of the Executive, all or any portion of any Gross-Up Payment, and the Executive hereby consents to such withholding.

     (f) Definitions. The following terms shall have the following meanings for purposes of this Section 8.

          (i) "Excise Tax" shall mean the excise tax imposed by Section 4999 of the Code, together with any interest or penalties imposed with respect to such excise tax.

          (ii) "Parachute Value" of a Payment shall mean the present value as of the date of the change of control for purposes of Section 280G of the Code of the portion of such Payment that constitutes a "parachute payment" under Section 280G(b)(2), as determined by the Accounting Firm for purposes of determining whether and to what extent the Excise Tax will apply to such Payment.

          (iii) A "Payment" shall mean any payment or distribution in the nature of compensation (within the meaning of Section 280G(b)(2) of the Code) to or for the benefit of the Executive, whether paid or payable pursuant to this Agreement or otherwise.

          (iv) The "Safe Harbor Amount" means 2.99 times the Executive's "base amount," within the meaning of Section 280G(b)(3) of the Code.

          (v) "Value" of a Payment shall mean the economic present value of a Payment as of the date of the change of control for purposes of Section 280G of the Code, as determined by the Accounting Firm using the discount rate required by Section 280G(d)(4) of the Code.

Section 9. Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or the Affiliated Companies, and their respective businesses, which information, knowledge or data shall have been obtained by the Executive during the Executive's employment by the Company or the Affiliated Companies and which information, knowledge or data shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those persons designated by the Company. In no event shall an asserted violation of the provisions of this Section 9 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

Section 10. Nondisparagement. The Executive shall not make or participate in the making of any statements, written or oral, which criticize, disparage, or defame the goodwill or reputation of, or which are intended to embarrass or adversely affect the morale of, any of the Affiliated Companies or any of their respective present, former or future directors, officers, executives, employees and/or shareholders, in their respective capacities as such, except as required by law. In no event shall an asserted violation of the provisions of this Section 10 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

     Section 11. Successors. (a) This Agreement is personal to the Executive, and, without the prior written consent of the Company, shall not be assignable by the Executive other than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

     (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. Except as provided in Section 11(c), without the prior written consent of the Executive this Agreement shall not be assignable by the Company.

     (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. "Company" means the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid that assumes and agrees to perform this Agreement by operation of law or otherwise.

     Section 12. Miscellaneous. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified other than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

     (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

if to the Executive: to the Executive's home address as recorded in the Company's records.

if to the Company:         Maytag Corporation
                           Law Department
                           403 W. 4th St. N.
                           Newton, IA 50208
                           Attention:  General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

     (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     (d) The Company may withhold from any amounts payable under this Agreement such United States federal, state or local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

     (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder, including, without limitation, the right of the Executive to terminate employment for Good Reason pursuant to Sections 4(c)(1) through 4(c)(5), shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

     (f) The Executive and the Company acknowledge that, except as may otherwise be provided under any other written agreement between the Executive and the Company, the employment of the Executive by the Company is "at will" and, subject to Section 1(a), prior to the Effective Date, the Executive's employment may be terminated by either the Executive or the Company at any time prior to the Effective Date, in which case the Executive shall have no further rights under this Agreement. From and after the Effective Date, except as specifically provided herein, this Agreement shall supersede any other agreement between the parties with respect to the subject matter hereof. Without limiting the generality of the foregoing, this Agreement, upon its execution, supersedes any existing Change of Control Agreement, and Section 8 of this Agreement supersedes any other right that the Executive may otherwise have under any agreement with or plan, policy or arrangement of the Company or any of the Affiliated Companies with respect to gross-ups for the Excise Tax.

IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from the Board, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                                                     /s/ Ralph F. Hake
                                                     ------------------
                                                     Ralph F. Hake
                                                     Chairman & C.E.O
                                                     Maytag Corporation



                                                     Executive

     The following executives are covered by this change of control agreement:

                                 Steven J. Klyn
                                 Vitas A. Stukas
                               Arthur B. Learmonth
                                 Victor Lawrence

                               MAYTAG CORPORATION
                           CHANGE OF CONTROL AGREEMENT

AGREEMENT, dated as of the 1st day of April, 2002, (this "Agreement"), by and between Maytag Corporation, a Delaware corporation (the "Company"), and [ ] (the "Executive").

WHEREAS, the Board of Directors of the Company (the "Board"), has determined that it is in the best interests of the Company and its shareholders to assure that the Company will have the continued dedication of the Executive, notwithstanding the possibility, threat or occurrence of a Change of Control (as defined herein). The Board believes it is imperative to diminish the inevitable distraction of the Executive by virtue of the personal uncertainties and risks created by a pending or threatened Change of Control and to encourage the Executive's full attention and dedication to the current Company and in the event of any threatened or pending Change of Control, and to provide the Executive with compensation and benefits arrangements upon a Change of Control that ensure that the compensation and benefits expectations of the Executive will be satisfied and that are competitive with those of other corporations. Therefore, in order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

                 NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

     Section 1. Certain Definitions. (a) "Effective Date" means the first date during the Change of Control Period (as defined herein) on which a Change of Control occurs. Notwithstanding anything in this Agreement to the contrary, if a Change of Control occurs and if the Executive's employment with the Company is terminated prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Executive that such termination of employment (1) was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or (2) otherwise arose in connection with or anticipation of a Change of Control, then "Effective Date" means the date immediately prior to the date of such termination of employment.

     (b) "Change of Control Period" means the period commencing on the date hereof and ending on the second anniversary of the date hereof; provided, however, that, commencing on the date one year after the date hereof, and on each annual anniversary of such date (such date and each annual anniversary thereof, the "Renewal Date"), unless previously terminated, the Change of Control Period shall be automatically extended so as to terminate two years from such Renewal Date, unless, at least 60 days prior to the Renewal Date, the Company shall give notice to the Executive that the Change of Control Period shall not be so extended.

     (c) "Affiliated Company" means any company controlled by, controlling or under common control with the Company.

     (d) "Change of Control" means: (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this
Section 1(d), the following acquisitions shall not constitute a Change of
Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliated Company or (iv) any acquisition by any corporation pursuant to a transaction that complies with Sections 1(d)(3)(A), 1(d)(3)(B) and 1(d)(3)(C).

          (2) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

          (3) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

          (4) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     Section 2. Employment Period. The Company hereby agrees to continue the Executive in its employ, subject to the terms and conditions of this Agreement, for the period commencing on the Effective Date and ending on the second anniversary of the Effective Date (the "Employment Period"). The Employment Period shall terminate upon the Executive's termination of employment for any reason.

     Section 3. Terms of Employment. (a) Position and Duties. (1) During the Employment Period, (A) the Executive's position (including status, offices, titles and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned at any time during the 120-day period immediately preceding the Effective Date and (B) the Executive's services shall be performed at the office where the Executive was employed immediately preceding the Effective Date or at any other location less than 35 miles from such office.

          (2) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period, it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage personal investments, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that, to the extent that any such activities have been conducted by the Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

     (b) Compensation. (1) Base Salary. During the Employment Period, the Executive shall receive an annual base salary (the "Annual Base Salary") at an annual rate at least equal to the highest annual rate in effect for the 12-month period immediately preceding the month in which the Effective Date occurs. The Annual Base Salary shall be paid at such intervals as the Company pays executive salaries generally. During the Employment Period, the Annual Base Salary shall be reviewed at least annually, beginning no more than 12 months after the last salary increase awarded to the Executive prior to the Effective Date. Any increase in the Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. The Annual Base Salary shall not be reduced after any such increase and the term "Annual Base Salary" shall refer to the Annual Base Salary as so increased.

     (4) Annual Bonus. In addition to the Annual Base Salary, the Executive shall be awarded, for each fiscal year ending during the Employment Period, an annual bonus (the "Annual Bonus") in cash at least equal to the Executive's target annual bonus under the Company's annual Incentive Compensation Plan, or any comparable bonus under any predecessor or successor plan, at the highest target rate in effect for the 12-month period immediately preceding the month in which the Effective Date occurs (the "Pre-Change Target Annual Bonus"). Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded, unless the Executive shall elect to defer the receipt of such Annual Bonus.

     (5) Long-Term Cash Incentives. The Executive shall also be awarded, for each fiscal year ending during the Employment Period, a long-term cash incentive (the "Long-Term Cash Incentive") in cash at least equal to (i) the Executive's target long-term cash incentive under the Company's three-year Performance Incentive Award Plan, or any comparable bonus under any predecessor or successor plan, at the highest target rate in effect for the 12-month period immediately preceding the month in which the Effective Date occurs (the "Pre-Change Target Long-Term Incentive") less (ii) the amount (if any) of the long-term cash incentive that is paid to the Executive as a result of or in connection with the Change in Control pursuant to an award with respect to the three-year period that includes such fiscal year (each such amount, a "Change of Control Long-Term Payout"). Each such Long-Term Cash Incentive shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded.

     (4) Incentive, Savings and Retirement Plans. During the Employment Period, the Executive shall be entitled to participate in all cash incentive, equity incentive, savings and retirement plans, practices, policies, and programs applicable generally to other peer executives of the Company and the Affiliated Companies, but in no event shall such plans, practices, policies and programs provide the Executive with incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and the Affiliated Companies for the Executive under such plans, practices, policies and programs as in effect at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Company and the Affiliated Companies.

     (5) Welfare Benefit Plans. During the Employment Period, the Executive and/or the Executive's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company and the Affiliated Companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of the Company and the Affiliated Companies, but in no event shall such plans, practices, policies and programs provide the Executive with benefits that are less favorable, in the aggregate, than the most favorable of such plans, practices, policies and programs in effect for the Executive at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Company and the Affiliated Companies.

     (6) Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of the Company and the Affiliated Companies in effect for the Executive at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and the Affiliated Companies.

     (7) Fringe Benefits. During the Employment Period, the Executive shall be entitled to fringe benefits, including, without limitation, tax and financial planning services and executive life insurance, in accordance with the most favorable plans, practices, programs and policies of the Company and the Affiliated Companies in effect for the Executive at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and the Affiliated Companies.

     (8) Office and Support Staff. During the Employment Period, the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to exclusive personal secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Executive by the Company and the Affiliated Companies at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive, as provided generally at any time thereafter with respect to other peer executives of the Company and the Affiliated Companies.

     (8) Vacation. During the Employment Period, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company and the Affiliated Companies as in effect for the Executive at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and the Affiliated Companies.

     Section 4. Termination of Employment. (a) Death or Disability. The Executive's employment shall terminate automatically if the Executive dies during the Employment Period. If the Company determines in good faith that the Disability (as defined herein) of the Executive has occurred during the Employment Period (pursuant to the definition of "Disability"), it may give to the Executive written notice in accordance with Section 11(b) of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. "Disability" means the absence of the Executive from the Executive's duties with the Company on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness that is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative.

     (b) Cause. The Company may terminate the Executive's employment during the Employment Period for Cause. "Cause" means:

          (1) the willful and continued failure of the Executive to perform substantially the Executive's duties (as contemplated by Section 3(a)(1)(A)) with the Company or any Affiliated Company (other than any such failure resulting from incapacity due to physical or mental illness or following the Executive's delivery of a Notice of Termination for Good

Reason), after a written demand for substantial performance is delivered to the Executive by the Board or the Chief Executive Officer of the Company that specifically identifies the manner in which the Board or the Chief Executive Officer of the Company believes that the Executive has not substantially performed the Executive's duties, or

          (2) the willful engaging by the Executive in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company.

For purposes of this Section 4(b), no act, or failure to act, on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer of the Company or a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board (excluding the Executive, if the Executive is a member of the Board) at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel for the Executive, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in Section 4(b)(1) or 4(b)(2), and specifying the particulars thereof in detail.

     (c) Good Reason. The Executive's employment may be terminated by the Executive for Good Reason or by the Executive voluntarily without Good Reason. "Good Reason" means:

          (1) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 3(a), or any other diminution in such position, authority, duties or responsibilities (whether or not occurring solely as a result of the Company's ceasing to be a publicly traded entity), excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by the Executive;

          (2) any failure by the Company to comply with any of the provisions of
Section 3(b), other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by the Executive;

          (3) the Company's requiring the Executive (i) to be based at any office or location other than as provided in Section 3(a)(1)(B), (ii) to be based at a location other than the principal executive offices of the Company if the Executive was employed at such location immediately preceding the Effective Date, or (iii) to travel on Company business to a substantially greater extent than required immediately prior to the Effective Date;

          (4) any purported termination by the Company of the Executive's employment otherwise than as expressly permitted by this Agreement; or

          (5) any failure by the Company to comply with and satisfy Section
11(c).

For purposes of this Section 4(c), any good faith determination of Good Reason made by the Executive shall be conclusive. The Executive's mental or physical incapacity following the occurrence of an event described above in clauses (1) through (5) shall not affect the Executive's ability to terminate employment for Good Reason.

     (d) Notice of Termination. Any termination by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 11(b). "Notice of Termination" means a written notice that (1) indicates the specific termination provision in this Agreement relied upon, (2) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated, and (3) if the Date of Termination (as defined herein) is other than the date of receipt of such notice, specifies the Date of Termination (which Date of Termination shall be not more than 30 days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance that contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, hereunder or preclude the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's respective rights hereunder. The Notice of Termination should be communicated to the other party within 90 days of the event that gives rise to Cause (for the Company) or Good Reason (for the Executive).

     (e) Date of Termination. "Date of Termination" means (1) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified in the Notice of Termination, (which date shall not be more than 30 days after the giving of such notice), as the case may be, (2) if the Executive's employment is terminated by the Company other than for Cause or Disability, the Date of Termination shall be the date on which the Company notifies the Executive of such termination, and (3) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

     Section 5. Obligations of the Company upon Termination. (a) Good Reason; Other Than for Cause, Death or Disability. If, during the Employment Period, the Company terminates the Executive's employment other than for Cause or Disability or the Executive terminates employment for Good Reason, the Company shall provide the payments and benefits described below:

          (1) The Company shall pay to the Executive, in a lump sum in cash within 30 days after the Date of Termination, the aggregate of the following amounts:

     (A) the sum of (i) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid, (ii) an amount equal to Annual Bonus Amount (as defined below) times a fraction, the numerator of which is the number of days in the year in which the Date of Termination occurs (the "Termination Year") that precede the Date of Termination and the denominator of which is the total number of days in the Termination Year, (iii) with respect to each three-year period within which the Date of Termination occurs for which the Executive is entitled to receive a Long-Term Cash Incentive, the excess of (A) the Long Term Cash Incentive Amount (as defined below) times a fraction the numerator of which is the number of days in such three-year period that precede the Date of Termination and the denominator of which is the total number of days in that three-year period, over (B) the amount of the Change of Control Long-Term Payout, if any, received by the Executive with respect to an award for such three-year period, (iv) all compensation previously deferred by the Executive (together with any accrued interest or earnings thereon), and (v) any accrued vacation pay, in each case, to the extent not theretofore paid (the sum of the amounts described in subclauses (i), (ii), (iii), (iv) and (v), the "Accrued Obligations"); with the Annual Bonus Amount being equal to the highest of (I) the Pre-Change Target Annual Bonus, (II) the highest target annual bonus amount for the Executive established after the Effective Date (if any), and
(III) if the Date of Termination occurs after a quarterly forecast for the Termination Year has been reported to the Board, the amount of the Annual Bonus that the Executive would have been entitled to receive for the Termination Year, if the Executive's employment had not terminated and the performance shown in the latest such forecast were achieved; and the Long-Term Cash Incentive Amount being equal to the higher of (I) the Pre-Change Target Long-Term Cash Incentive, and (II) the highest target long-term bonus amount for the Executive established after the Effective Date (if any); and

     (B) the amount equal to two times the sum of (i) the Executive's Annual Base Salary, (ii) the higher of (I) the Pre-Change Target Annual Bonus and (II) the highest target annual bonus amount for the Executive established after the Effective Date (if any), and (iii) the Long Term Cash Incentive Amount;

          (2) The Executive shall be paid a monthly retirement benefit (the "Retirement Benefit"), in addition to any benefits to which the Executive is entitled under the qualified and nonqualified defined benefit pension plans maintained by the Company or any of its subsidiaries (including without limitation The Maytag Corporation Employees Retirement Plan and any Supplemental Executive Retirement Plan) (collectively, the "Pension Plans"), commencing upon the first to occur of (A) the commencement of payment of benefits to the Executive under the Maytag Corporation Employees Retirement Plan (or any other qualified defined benefit pension plan in which the Executive participates), or
(B) the Executive's attainment of age 65, but in no event commencing before the second anniversary of the Date of Termination or the Executive's attainment of age 65, whichever occurs first. The amount of the Retirement Benefit for each month shall be the excess of (I) the aggregate monthly retirement benefit under the Pension Plans to which the Executive would have been entitled, had the Executive remained employed by the Company or its Subsidiaries for two years after the Date of Termination, with annual compensation equal to the Executive's Annual Base Salary plus the Pre-Change Target Annual

Bonus, over (II) the aggregate monthly retirement benefit under the Pension Plans that the Executive is actually receiving. The source of payment of the Retirement Benefit shall be the general assets of the Company, unless the payment of such amounts is otherwise permissible from a trust funding a qualified Pension Plan without violating any applicable law or regulation or causing the disqualification of such Pension Plan.

          (3) For two years after the Executive's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Executive and/or the Executive's family at least equal to those that would have been provided to them in accordance with the plans, programs, practices and policies described in
Section 3(b)(4) if the Executive's employment had not been terminated or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and the Affiliated Companies and their families, provided, however, that, if the Executive becomes reemployed with another employer and is eligible to receive such benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan, and such other benefits shall not be provided by the Company, during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until two years after the Date of Termination and to have retired on the last day of such period;

          (4) the Company shall, at its sole expense as incurred, provide the Executive with outplacement services the scope and provider of which shall be selected by the Executive in the Executive's sole discretion provided, that the cost of such outplacement shall not exceed 25% of the Executive's Annual Base Salary; and

          (5) to the extent not theretofore paid or provided, the Company shall timely pay or provide to the Executive any Other Benefits (as defined in Section
6).

     (b) Death. If the Executive's employment is terminated by reason of the Executive's death during the Employment Period, the Company shall provide the Executive's estate or beneficiaries with the Accrued Obligations and the timely payment or delivery of the Other Benefits, and shall have no other severance obligations under this Agreement. The Accrued Obligations shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination. With respect to the provision of the Other Benefits, the term "Other Benefits" as utilized in this Section 5(b) shall include, without limitation, and the Executive's estate and/or beneficiaries shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company and the Affiliated Companies to the estates and beneficiaries of peer executives of the Company and the Affiliated Companies under such plans, programs, practices and policies relating to death benefits, if any, as in effect with respect to other peer executives and their beneficiaries at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive's estate and/or the Executive's beneficiaries, as in effect on the date of the Executive's death with respect to other peer executives of the Company and the

Affiliated Companies and their beneficiaries.

     (c) Disability. If the Executive's employment is terminated by reason of the Executive's Disability during the Employment Period, the Company shall provide the Executive with the Accrued Obligations and the timely payment or delivery of the Other Benefits, and shall have no other severance obligations under this Agreement. The Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination. With respect to the provision of the Other Benefits, the term "Other Benefits" as utilized in this Section 6(c) shall include, and the Executive shall be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable of those generally provided by the Company and the Affiliated Companies to disabled executives and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, as in effect generally with respect to other peer executives and their families at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive and/or the Executive's family, as in effect at any time thereafter generally with respect to other peer executives of the Company and the Affiliated Companies and their families.

     (d) Cause; Other Than for Good Reason. If the Executive's employment is terminated for Cause during the Employment Period, the Company shall provide to the Executive (1) the Executive's Annual Base Salary through the Date of Termination, (2) the amount of any compensation previously deferred by the Executive, and (3) the Other Benefits, in each case, to the extent theretofore unpaid, and shall have no other severance obligations under this Agreement. If the Executive voluntarily terminates employment during the Employment Period, excluding a termination for Good Reason, the Company shall provide to the Executive the Accrued Obligations and the timely payment or delivery of the Other Benefits, and shall have no other severance obligations under this Agreement. In such case, all the Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination.

     Section 6. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or the Affiliated Companies and for which the Executive may qualify, nor, subject to Section 12(f), shall anything herein limit or otherwise affect such rights as the Executive may have under any other contract or agreement with the Company or the Affiliated Companies. Amounts that are vested benefits or that the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any other contract or agreement with the Company or the Affiliated Companies at or subsequent to the Date of Termination ("Other Benefits") shall be payable in accordance with such plan, policy, practice or program or contract or agreement, except as explicitly modified by this Agreement. Notwithstanding the foregoing, if the Executive receives payments and benefits pursuant to Section 5(a) of this Agreement, the Executive shall not be entitled to any severance pay or benefits under any severance plan, program or policy of the Company and the Affiliated Companies, unless otherwise specifically provided therein in a specific reference to this Agreement.

     Section 7. Full Settlement. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense, or other claim, right or action that the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement, and such amounts shall not be reduced whether or not the Executive obtains other employment. The Company agrees to pay as incurred (within 10 days following the Company's receipt of an invoice from the Executive), to the full extent permitted by law, all legal fees and expenses that the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus, in each case, interest on any delayed payment at the applicable federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

     Section 8. Certain Additional Payments by the Company.

     (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any Payment would be subject to the Excise Tax, then the Executive shall be entitled to receive an additional payment (the "Gross-Up Payment") in an amount such that, after payment by the Executive of all taxes (and any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. Notwithstanding the foregoing provisions of this Section 8(a), if it shall be determined that the Executive is entitled to the Gross-Up Payment, but that the Parachute Value of all Payments does not exceed 110% of the Safe Harbor Amount, then no Gross-Up Payment shall be made to the Executive and the amounts payable under this Agreement shall be reduced so that the Parachute Value of all Payments, in the aggregate, equals the Safe Harbor Amount. The reduction of the amounts payable hereunder, if applicable, shall be made by first reducing the payments under Section 5(a)(i)(B), unless an alternative method of reduction is elected by the Executive, and in any event shall be made in such a manner as to maximize the Value of all Payments actually made to the Executive. For purposes of reducing the Payments to the Safe Harbor Amount, only amounts payable under this Agreement (and no other Payments) shall be reduced. If the reduction of the amount payable under this Agreement would not result in a reduction of the Parachute Value of all Payments to the Safe Harbor Amount, no amounts payable under the Agreement shall be reduced pursuant to this Section 8(a). The Company's obligation to make Gross-Up Payments under this Section 8 shall not be conditioned upon the Executive's termination of employment.

     (b). Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-Up Payment is required, the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the accounting firm of the Corporation (the "Accounting Firm"). The Accounting Firm shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment or such earlier time as is requested by the Company. All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Executive within 5 days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments that will not have been made by the Company should have been made (the "Underpayment"), consistent with the calculations required to be made hereunder. In the event the Company exhausts its remedies pursuant to Section 8(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

     (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable, but no later than 10 business days after the Executive is informed in writing of such claim. The Executive shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which the Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that the Company desires to contest such claim, the Executive shall:

          (1) give the Company any information reasonably requested by the Company relating to such claim,

          (2) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

          (3) cooperate with the Company in good faith in order effectively to contest such claim, and

          (5) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest, and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest, and, at its sole discretion, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the applicable taxing authority in respect of such claim and may, at its sole discretion, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that, if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis, and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties) imposed with respect to such advance or with respect to any imputed income in connection with such advance; and provided, further, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which the Gross-Up Payment would be payable hereunder, and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

     (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 8(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 8(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

     (e) Notwithstanding any other provision of this Section 8, the Company may, in its sole discretion, withhold and pay over to the Internal Revenue Service or any other applicable taxing authority, for the benefit of the Executive, all or any portion of any Gross-Up Payment, and the Executive hereby consents to such withholding.

     (f) Definitions. The following terms shall have the following meanings for purposes of this Section 8.

          (i) "Excise Tax" shall mean the excise tax imposed by Section 4999 of the Code, together with any interest or penalties imposed with respect to such excise tax.

          (ii) "Parachute Value" of a Payment shall mean the present value as of the date of the change of control for purposes of Section 280G of the Code of the portion of such Payment that constitutes a "parachute payment" under Section 280G(b)(2), as determined by the Accounting Firm for purposes of determining whether and to what extent the Excise Tax will apply to such Payment.

          (iii) A "Payment" shall mean any payment or distribution in the nature of compensation (within the meaning of Section 280G(b)(2) of the Code) to or for the benefit of the Executive, whether paid or payable pursuant to this Agreement or otherwise.

          (iv) The "Safe Harbor Amount" means 2.99 times the Executive's "base amount," within the meaning of Section 280G(b)(3) of the Code.

          (v) "Value" of a Payment shall mean the economic present value of a Payment as of the date of the change of control for purposes of Section 280G of the Code, as determined by the Accounting Firm using the discount rate required by Section 280G(d)(4) of the Code.

     Section 9. Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or the Affiliated Companies, and their respective businesses, which information, knowledge or data shall have been obtained by the Executive during the Executive's employment by the Company or the Affiliated Companies and which information, knowledge or data shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those persons designated by the Company. In no event shall an asserted violation of the provisions of this Section 9 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

     Section 10. Nondisparagement. The Executive shall not make or participate in the making of any statements, written or oral, which criticize, disparage, or defame the goodwill or reputation of, or which are intended to embarrass or adversely affect the morale of, any of the Affiliated Companies or any of their respective present, former or future directors, officers, executives, employees and/or shareholders, in their respective capacities as such, except as required by law. In no event shall an asserted violation of the provisions of this
Section 10 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

     Section 11. Successors. (a) This Agreement is personal to the Executive, and, without the prior written consent of the Company, shall not be assignable by the Executive other than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

     (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. Except as provided in Section 11(c), without the prior written consent of the Executive this Agreement shall not be assignable by the

Company.

     (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. "Company" means the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid that assumes and agrees to perform this Agreement by operation of law or otherwise.

     Section 12. Miscellaneous. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified other than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

     (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

if to the Executive: to the Executive's home address as recorded in the Company's records.

if to the Company:         Maytag Corporation
                           Law Department
                           403 W. 4th St. N.
                           Newton, IA 50208
                           Attention:  General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

     (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     (d) The Company may withhold from any amounts payable under this Agreement such United States federal, state or local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

     (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder, including, without limitation, the right of the Executive to terminate employment for Good Reason pursuant to Sections 4(c)(1) through 4(c)(5), shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

     (f) The Executive and the Company acknowledge that, except as may otherwise be provided under any other written agreement between the Executive and the Company, the employment of the Executive by the Company is "at will" and, subject to Section 1(a), prior to the Effective Date, the Executive's employment may be terminated by either the Executive or the Company at any time prior to the Effective Date, in which case the Executive shall have no further rights under this Agreement. From and after the Effective Date, except as specifically provided herein, this Agreement shall supersede any other agreement between the parties with respect to the subject matter hereof. Without limiting the generality of the foregoing, this Agreement, upon its execution, supersedes any existing Change of Control Agreement, and Section 8 of this Agreement supersedes any other right that the Executive may otherwise have under any agreement with or plan, policy or arrangement of the Company or any of the Affiliated Companies with respect to gross-ups for the Excise Tax.

IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from the Board, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                                                     /s/ Ralph F. Hake
                                                     ------------------
                                                     Ralph F. Hake
                                                     Chairman & C.E.O
                                                     Maytag Corporation



                                                     Executive